JOHN HANCOCK FUNDS II John Hancock U.S. High Yield Bond Fund Managed by Wells Capital Management, Inc. For the Quarter Ended December 31, 2007 Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter & Syndicate Members

Joint Lead Managers-Books:

Banc of America Securities LLC, Goldman, Sachs, & Co., Morgan Stanley & Co.

Co managers:

NatCity Investments, Inc, Wells Fargo

(2)	Name of Issuers

Steel Dynamics

(3)	Title of Securities

Steel Dynamics STLD 7.375

(4)	Date of First Offering

10/4/07

(5)	Amount of Total Offering $700,000,000

(6)	Unit Price of Offering $100

Comparable Securities ALLEGHENY TECH ATI 8.375 12/15/2011 AK STEEL CORP AKS 7.75 6/15/2012 VALMONT INDUS VMI 6.875 5/1/2014

(7)	Underwriting Spread or Commission $0.00

(8)	Years of Issuer’s Operations

> 10 years

(9)	Trade Date

10/04/2007

(10)	Portfolio Assets on Trade Date

$410,909,424

(11)	Price Paid Per Unit $100

(12)	Total Price Paid by Portfolio $500,000

(13)	Total Price Paid by Portfolio plus total Price Paid For same Securities by other Sub Advised Portfolios $1,500,000

(14)	% of Portfolio Assets Applied to Purchase

0.122%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17)	Years of Continuous Operation (unless municipal security, see below)

>15 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

(1) Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books: Citi, Lehman Brothers, Merrill Lynch

(2) Names of Issuers

Allison Transmission 11.0

(3) Title of Securities

Allison Transmission 11.0 ALTRAN

(4) Date of First Offering

10/11/07

(5) Amount of Total Offering $550,000,000

(6) Unit Price of Offering $100.00

Comparable Securities

Description Ticker
Par Wtd Coupon Maturity Date ML Industry Lvl 1 ML Industry Lvl 4 Yld to Worst
COOPER
STANDARD COOPER 8.375 12/15/2014 Corporate
Auto Parts & Equipment 12.071
ACCURIDE CORP ACW 8.5 2/1/2015 Corporate
Auto Parts & Equipment 12.711
STANADYNE HLDGS STANAD 12 2/15/2015 Corporate
Auto Parts & Equipment 12.849

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 75 years

(9) Trade Date

10/11/07

(10) Portfolio Assets on Trade Date $391,675,485

(11) Price Paid per Unit $100

(12) Total Price Paid by Portfolio $230,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser $1,000,000

(14) % of Portfolio Assets Applied to Purchase

0.059%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below)

>75 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books – Citi, Lehman Brothers, Merrill Lynch

(2) Names of Issuers

Allison Transmission 11.25

(3) Title of Securities

Allison Transmission 11.25 ALTRAN

(4) Date of First Offering

10/17/07

(5) Amount of Total Offering $550,000,000

(6) Unit Price of Offering $8.875

Comparable Securities Description Ticker Par Wtd Coupon Maturity Date
ML Industry Lvl 1 ML Industry Lvl 4 Yld to Worst
COOPER STANDARD COOPER 8.375 12/15/2014 Corporate
Auto Parts
&
Equipment 12.071
ACCURIDE CORP ACW 8.5 2/1/2015 Corporate
Auto Parts
&
Equipment 12.711
STANADYNE HLDGS STANAD 12 2/15/2015 Corporate
Auto Parts
&
Equipment 12.849

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 75 years

(9) Trade Date

10/17/07

(10) Portfolio Assets on Trade Date $393,344,263

(11) Price Paid per Unit $98.875

(12) Total Price Paid by Portfolio $987,500

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser $3,950,000

(14) % of Portfolio Assets Applied to Purchase 0.251%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below) >75 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books - Deutsche Bank, JP Morgan, Wachovia Securities Co managers - BMO Capital Markets

(2) Names of Issuers

Hilcorp Energy

(3) Title of Securities

Hilcorp Energy 7.75 HILCRP

(4) Date of First Offering

10/19/07

(5) Amount of Total Offering $600,000,000

(6) Unit Price of Offering $98.01

Comparable Securities Description Ticker Par Wtd Coupon Maturity Date ML Industry Lvl
Yld to Worst
CHAPARRAL ENERGY CHAPAR 8.5 12/1/2015 Energy - Exploration & Production 10.978
DENBURY RESOURCE DNR 7.5 12/15/2015 Energy - Exploration & Production 7.498
CHESAPEAKE ENRGY CHK 6.875 1/15/2016 Energy - Exploration & Production 7.454

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 10 years

(9) Trade Date

10/19/07

(10) Portfolio Assets on Trade Date $393,734,263

(11) Price Paid per Unit $98.01

(12) Total Price Paid by Portfolio $519,453

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

$1,960,200

(14) % of Portfolio Assets Applied to Purchase 0.132%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below) >10 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books - Merrill Lynch, Morgan Stanley

Co managers - Merrill Lynch, RBS Greenwich Capital, Morgan Stanley, Wells Fargo Securities

(2) Names of Issuers

Mashantucket Pequot

(3) Title of Securities

Mashantucket Pequot 8.5

(4) Date of First Offering

11/08/07

(5) Amount of Total Offering $500,000,000

(6) Unit Price of Offering $100

Comparable Securities
Description Ticker
Par Wtd
Coupon
Maturity
Date ML Industry Lvl 4
Yld to
Worst
MGM MIRAGE MGM 6.625 7/15/2015 Gaming 8.138
DOWNSTREAM
DEVEL QUAPAW 12 10/15/2015 Gaming 13.13
TUNICA-BILOXI PAGON 9 11/15/2015 Gaming 8.672

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 10 years

(9) Trade Date

11/08/2007

(10) Portfolio Assets on Trade Date $406,345,070

(11) Price Paid per Unit $100

(12) Total Price Paid by Portfolio

$1,150,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser $3,000,000

(14) % of Portfolio Assets Applied to Purchase 0.383%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below) >10 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books - Lehman Brother, Bank of America Securities, Morgan Stanley Co manager - Capital One Southcoast, Wells Fargo, Fortis Securities LLC, Natxis Bleichroeder Inc

(2) Names of Issuers

Key Energy

(3) Title of Securities

Key Energy 8.375

(4) Date of First Offering

11/14/07

(5) Amount of Total Offering $425,000,000

(6) Unit Price of Offering $100

Comparable Securities
Description Ticker
Par Wtd
Coupon
Maturity
Date ML Industry Lvl 4
Yld to
Worst
SESI LLC SPN 6.875 6/1/2014 Oil Field Equipment & Services 7.665
DRESSERRAND
DRRAND 7.375 11/1/2014 Oil Field Equipment & Services 7.752
CHC
HELICOPTER FLI 7.375 5/1/2014 Oil Field Equipment & Services 8.606

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 10 years

(9) Trade Date

11/14/2007

(10) Portfolio Assets on Trade Date $409,086,070 1

(11) Price Paid per Unit

$100

(12) Total Price Paid by Portfolio $2,200,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser $7,000,000

(14) % of Portfolio Assets Applied to Purchase 0.538%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below) >10 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

(1) Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books

Deutsche Bank Lehman Brothers

(2) Names of Issuers

Hilcorp Energy

(3) Title of Securities

Hilcorp Energy 9 HILCRP

(4) Date of First Offering

11/2/07

(5) Amount of Total Offering $200,000,000

(6) Unit Price of Offering $104

Comparable Securities
Description Ticker
Par Wtd
Coupon
Maturity
Date ML Industry Lvl 4
Yld to
Worst
RANGE
RESOURCES RRC 7.5 5/15/2016
Energy - Exploration &
Production 7.401
PIONEER
NATURAL PXD 5.875 7/15/2016
Energy - Exploration &
Production 7.112
BERRY PETROL
CO BRY 8.25 11/1/2016
Energy - Exploration &
Production 8.329

7) Underwriting Spread or Commission

0

(8) Years of Issuer’s Operations

> 10 years

(9) Trade Date

11/2/2007

(10) Portfolio Assets on Trade Date $401,495,387

(11) Price Paid per Unit $104 (12) Total Price Paid by Portfolio $494,000

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser $1,773,200

(14) % of Portfolio Assets Applied to Purchase 0.12%

(15) Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16) Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Yes

(17) Years of Continuous Operation (unless municipal security, see below) >10 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer

John Hancock Core Bond Fund II Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Managers – Bank of America, Goldman Sachs, Morgan Stanley

Senior Co-Mangers – Credit Suisse, JP Morgan, Merrill Lynch, RBS Greenwich Co-Manager – Keybanc Capital, Loop Capital, Piper Jaffray, Wedbush Morgan, Wells Fargo Securities

Jr. Co-Manager – n/a

(2) Names of Issuers

Nordstrom Inc

(3) Title of Securities

JWN 7 1/15/38 maturity cusip 655664AL4

(4) Date of First Offering

11/28/07

(5) Amount of Total Offering $350,000,000.

(6) Unit Price of Offering $ 97.812

Comparable Securities 1) JC Penney cusip 708130AB5 2) Macy’s cusip 314275AA6 3) Limited Brands cusip 532716AM9

(7) Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer.

(8) Years of Issuer’s Operations

120

(9) Trade Date

11/28/07

(10) Portfolio Assets on Trade Date $273,427,660.35

(11) Price Paid per Unit $97.812

(12) Total Price Paid by Portfolio

350,000 bonds @ $97.812= $342,342.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $97.812 = $14,671,800.00

(14) % of Portfolio Assets
Applied to Purchase
0.125%

(15) Test set forth in paragraph (B)(4) of
Procedures satisfied?
Yes

(16) Prohibitions set forth in paragraph
(B)(5) of Procedures not violated?
Not violated

(17) Years of Continuous Operation
(unless municipal security, see below)
120 years

(18) Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19) Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied? Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

_________________________________

Mai Shiver

Chief Compliance Officer